united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

ITEM 1. REPORTS TO SHAREHOLDERS.

Empiric 2500

Fund

Annual Report

September 30, 2017

This report is for the shareholders of the Empiric 2500 Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.

Empiric 2500 Fund
September 30, 2017 (Unaudited)

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on September 30th, 2017 was 36.57 per share. Cumulative and annualized returns are below.

Cumulative Returns %	Class A	Class A
Ended 09.30.17	(No Sales	(Max 5.75%
	Charges)	Charge	Class C	Benchmark[1]
Last 20 Years	248.35%	232.71%	—	287.15%
Last 10 Years	41.11%	32.99%	30.90%	104.88%
Last 5 Years	63.73%	54.33%	57.70%	94.44%
Since Inception (A)	539.99%	511.27%		548.50%
Since Inception (C)	—	—	67.85%	208.34%
Annual Returns %
Last 20 Years	6.43%	6.19%	—	7.00%
Last 10 Years	3.50%	2.89%	2.73%	7.44%
Last 5 Years	10.36%	9.07%	9.54%	14.22%
Since Inception (A)	8.85%	8.62%	—	8.91%
Since Inception (C)	—	—	4.42%	8.69%
Short-term Returns %
Last 3 Months	3. 51%	-2.45%	3.36%	5.78%
Last 6 Months	9.66%	3.36%	9.30%	10.14%
Last 12 Months	18.43%	11.63%	17.57%	20.07%
Net Expense Ratio	1.98%	—	2.73%	—

[1]	Prior to 09/30/2013, the Benchmark Index is the S&P 500. For periods after 09/30/2013, the Benchmark Index is the Russell 2500 Growth. For comparisons periods that straddle 09/30/2013, we use the S&P 500. For periods after 09/30/2013, we use the Russell 2500 Growth.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge reflects the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

Empiric 2500 Fund
September 30, 2017 (Unaudited) (Continued)

Black Monday and Other Bumps in the Road

A little more than 30 years ago on Monday, October 19, 1987, now referred to as “Black Monday”, Mark with his father started our investment advisory business. On Mark’s first day in the office, the Dow dropped 508 points, or 22.61%. It was a hell of a way to start in the advisory business! The Wall Street Journal compared the drop to the drop preceding the Great Depression implying we were about to get another protracted economic recession, or maybe another depression. It was a difficult time for us and for investors. And yet, the 1987 crash was not followed by depression or even recession, thanks to Federal Reserve actions to provide liquidity and lower interest rates. Will huge stock drops occur again? Almost certainly, but the long term gains associated with being invested far outweigh the momentary contractions.

Our intention here is not to make you frightened, but rather to highlight that even with scary downturns, owning pieces of businesses is the surest path to wealth creation and preservation. Markets took a while to recover from the Great Depression since the newly created Federal Reserve unwittingly allowed the failure of banks and the contraction of credit. But markets did recover after two of the largest downturns in 1929 and 1987. And the market recovered after the dot.com bubble in 2000, and the financial crisis of 2008. The message after almost nine decades since 1929: Stocks always recover. In our experience, stocks eventually reflect the long term resilience and prosperity of America. Long term investing pays, and pays well.

9106-NLD-11/28/2017

Empiric 2500 Fund
September 30, 2017 (Unaudited) (Continued)

Stocks are valued in the context of interest rates, economic growth, and sentiment (the fear and greed factor). At the moment, interest rates are very low and look likely to stay low since inflation is modest. Economic growth has been anemic for this upturn, but it looks like it may accelerate in the U.S. and elsewhere in the world. Sentiment is improving with hopes of new tax policy, but in our opinion investors are not yet overly optimistic. So, as we will detail below, we expect stocks to be on a solid footing over the next year.

Corporate Earnings Remain Strong

U.S. Gross Domestic Product (GDP) continues to be revised upward and corporate earnings continue to come in strong, making a recession in the near term unlikely. Helping U.S. GDP is the acceleration in world GDP. The International Monetary Fund recently raised its forecast for world growth to 3.6% and 3.7% next year, up from 3.2% in 2016. Foreign earnings have been a bright spot for U.S. multinational companies this year, with most global economies returning to growth rates seen pre-financial crisis. According to Bloomberg, nearly 80% of the Standard & Poor’s companies exceeded earnings expectations last quarter. It’s been 13 years since this occurred. S&P reports for the September quarter 76% of companies are exceeding estimates, and that collectively the S&P 500 reported a 15.5% EPS surprise. Corporate profits look to be in good shape!

Generally, stocks tend to act in unison with a growing economy. As long as the economy continues to produce growth, it will likely be reflected in the stock market, although 5 – 10% corrections can happen at any time. Corrections help clear excesses from the market and are considered healthy occurrences.

9106-NLD-11/28/2017

Empiric 2500 Fund
September 30, 2017 (Unaudited) (Continued)

Consumers Remain Wary of Debt

One reason for the anemic recovery has been consumers’ unwillingness to take on debt. Below is a chart of Household Debt Service Payments as a Percent of Disposable Personal Income. Households remain wary of debt after the financial crisis (including both mortgage and credit card debt). The percentage of disposable household income going to financial obligations remains near post-financial crisis lows.

Generally excesses occur in the economy when debt is taken on carelessly. An unwillingness to take on debt speaks to a cautious sentiment, which is good. Low debt levels also mean consumers have financial breathing room, prolonging economic growth.

Stocks Remain Undervalued Relative to Interest Rates

While stocks look expensive when taken at face value, relative to interest rates, they remain undervalued. On October 3rd, Warren Buffett was interviewed by Becky Quick on “Squawk Box.” When asked whether stock valuations today make sense he responded:

9106-NLD-11/28/2017

Empiric 2500 Fund
September 30, 2017 (Unaudited) (Continued)

“Valuations make sense with interest rates where they are. I mean, in the end, you measure laying out money for an asset in relation to what you’re going to get back. And the number one yardstick is the U.S. Government [Bonds]. When you get 230 [2.3%] on the 10 year [10 Year Treasury Bond], I think stocks will do considerably better than that.”

Below is a chart of the S&P 500’s price-to-earnings ratio from the dot.com peak to today. Near the peak in March of 2000, note that price to earnings was close to 35x, or an earnings yield of 3.4%. More importantly, the 10 year treasury yield was close to 6% at the time. So, at the peak of the dot.com bubble, stocks yielded 3.4% compared the bonds 6.0%. That difference spelled a major downward adjustment for stock valuations. Today, the earnings yield is 4.0%, while the 10 year treasury is 2.4%, still very favorable for stocks.

Buffett goes on to say, “…if three years from now interest rates are 100 basis points [1%] higher, then stocks will still look cheap at these prices.”

9106-NLD-11/28/2017

Empiric 2500 Fund
September 30, 2017 (Unaudited) (Continued)

It’s somewhat surprising stock valuations aren’t significantly higher. What’s most fascinating about this is the 10 Year Treasury Bond currently stands at 2.4%, 4.3% lower than where it was in Jan-2000, and 0.4% lower than where it was in March-2009.

If Buffett is correct that the 10 Year Treasury is the benchmark discount mechanism used to value stocks, the discount rate hasn’t moved much for eight years. Below is a chart showing the 10 Year Treasury Rate from 1960 to today.

The 10 Year Treasury Bond Yield remains just above its all-time low, and is lower today than in March-2009. Investors’ appetite for bonds has helped to continually push interest rates down to extremely low levels.

Other bond rates have been decreasing too since 2009. Moody’s AAA Corporate Bond Rates have moved from 5.5% in March of 2009, to 3.6% in August of this year. The 30-Year Treasury has moved from 3.5% in March of 2009, to 2.96% today. Many international bond rates have decreased even more.

9106-NLD-11/28/2017

Empiric 2500 Fund
September 30, 2017 (Unaudited) (Continued)

We believe the current environment continues to bode well for stocks. A synchronous economic upturn across the globe, a healthy respect for debt in U.S. households, and incredibly low interest rates are all contributing to a sustained economic expansion. The conditions for the economy remain on solid footing. It’s always possible something might disrupt this, but as far as we can tell the outlook going forward remains quite positive.

The stocks which added during the year the most and least value follow:

Most Value Added	%	Least Value Added	%
SCIENTIFIC GAMES CORP	1.62	DHI GROUP INC	—
GENERAL COMMUNICATION-A	—	DEPOMED INC	—
BRINKS CO	1.38	REAL INDUSTRY INC	—
SUPERNUS PHARMA INC	1.15	APPLIED GENETIC TECHNOLOGIES	—
STRAYER EDUCATION INC	—	FORTERRA INC	—
MASIMO CORP	1.26	SILGAN HOLDINGS INC	—

The percentage of the portfolio is shown as of Sept. 30, 2017.

We greatly appreciate you investing along with us.

Respectfully submitted,

Mark Coffelt, CFA	Loren Coffelt

The benchmarks used are the S&P 500 index and the Russell 2500 Growth index. The S&P 500 is representative of the 500 largest companies in the U.S and is considered representative of the large capitalization U.S. universe. Prior to 09/30/2013 when we invested in large stocks, the S&P 500 was our primary benchmark. Beginning 09/30/2013 we shifted focus to small and mid-cap companies and use the Russell 2500 Growth index which is the smallest 2500 companies in the Russell 3000 with growth characteristics as defined by Russell. It is considered representative of small and mid-capitalization U.S. companies.

9106-NLD-11/28/2017

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for each of the periods ended September 30, 2017, compared to its benchmark:

		5 Year Return	10 Year Return	Since Inception
	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class A	18.43%	10.36%	3.50%	8.85%
Empiric 2500 Fund Class A with Load (a)	11.63%	9.07%	2.89%	8.62%
Russell 2500 Total Return Index (b)	17.79%	13.86%	8.19%	10.16%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, 12b-1 distribution fees and extraordinary expenses, do not exceed 1.98% for Class A, of the Fund’s average daily net assets through January 31, 2018. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s gross expense ratio, as of the February 1, 2017 prospectus, is 2.09% for class A shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

(b)	The Russell 2500 Total Return Index measures the performance of the small to mid-cap segment of the U.S. equity universe and includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Comparison of the Change in Value of a $10,000 Investment

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2017

The Fund’s performance figures* for each of the periods ended September 30, 2017, compared to its benchmark:

		5 Year Return	10 Year Return	Since Inception
	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class C	17.57%	9.54%	2.73%	4.42%
Russell 2500 Total Return Index (a)	17.79%	13.86%	8.19%	9.13%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, 12b-1 distribution fees and extraordinary expenses, do not exceed 2.73% for Class C, of the Fund’s average daily net assets through January 31, 2018. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s gross expense ratio, as of the February 1, 2017 prospectus, is 2.84% for class C shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	The Russell 2500 Total Return Index measures the performance of the small to mid-cap segment of the U.S. equity universe and includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Comparison of the Change in Value of a $10,000 Investment

Empiric 2500 Fund
Portfolio Weightings (Unaudited)
September 30, 2017

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of September 30, 2017 and are subject to change.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS
September 30, 2017

Shares		Fair Value

	COMMON STOCKS - 99.8%
	AEROSPACE/DEFENSE - 0.8%
5,782	Aerojet Rocketdyne Holdings, Inc. *	$202,428

	AGRICULTURE - 0.7%
9,594	Turning Point Brands, Inc. *	163,098

	AUTO PARTS & EQUIPMENT - 0.7%
4,725	Allison Transmission Holdings, Inc.	177,329

	BIOTECHNOLOGY - 6.9%
6,806	Arena Pharmaceuticals, Inc. *	173,553
2,897	Bioverativ, Inc. *	165,332
3,201	Cambrex Corp. *	176,055
1,497	Charles River Laboratories International, Inc. *	161,706
12,191	Cytokinetics, Inc. *	176,770
13,716	Halozyme Therapeutics, Inc. *	238,247
11,802	Innoviva, Inc. *	166,644
2,832	Ionis Pharmaceuticals, Inc. *	143,582
2,370	Ligand Pharmaceuticals, Inc. *	322,676
		1,724,565
	BUILDING MATERIALS - 5.2%
9,628	Builders FirstSource, Inc. *	173,208
9,892	Continental Building Products, Inc. *	257,192
4,147	Patrick Industries, Inc. *	348,763
10,223	Ply Gem Holdings, Inc. *	174,302
3,835	Trex Co, Inc. *	345,418
		1,298,883
	CHEMICALS - 3.0%
5,405	A Schulman, Inc.	184,581
3,272	Chemours Co.	165,596
4,570	Koppers Holdings, Inc. *	210,906
4,708	PolyOne Corp.	188,461
		749,544
	COMMERCIAL SERVICES - 13.8%
4,576	AMN Healthcare Services, Inc. *	209,123
7,696	Avis Budget Group, Inc. *	292,910
4,388	Barrett Business Services, Inc.	248,054
4,002	Brink’s Co.	337,169
163,572	CPI Card Group, Inc.	193,015
22,655	Everi Holdings, Inc. *	171,951
6,046	Forrester Research, Inc.	253,025
2,964	INC Research Holdings, Inc. *	155,017
2,747	Insperity, Inc.	241,736
4,879	Live Nation Entertainment, Inc. *	212,480
5,261	Medifast, Inc.	312,346
4,148	Robert Half International, Inc.	208,810
5,044	TransUnion *	238,379
4,623	TriNet Group, Inc. *	155,425
1,456	United Rentals, Inc. *	202,005
		3,431,445

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value

	COMPUTERS - 7.0%
6,729	Carbonite, Inc. *	$148,038
5,716	CSRA, Inc.	184,455
3,679	EPAM Systems, Inc. *	323,494
2,882	ExlService Holdings, Inc. *	168,078
4,571	MAXIMUS, Inc.	294,830
4,478	NCR Corp. *	168,015
15,076	StarTek, Inc. *	177,143
6,474	TeleTech Holdings, Inc.	270,290
		1,734,343
	DISTRIBUTION/WHOLESALE - 0.8%
5,490	HD Supply Holdings, Inc. *	198,024

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
3,660	Altisource Portfolio Solutions SA *	94,684
3,201	Evercore Partners, Inc.	256,880
3,492	LPL Financial Holdings, Inc.	180,082
7,252	Moelis & Co.	312,199
9,509	Silvercrest Asset Management Group, Inc.	138,356
10,215	Virtu Financial, Inc.	165,483
		1,147,684
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
3,551	Energizer Holdings, Inc.	163,524
4,650	Generac Holdings, Inc. *	213,575
		377,099
	ELECTRONICS - 0.7%
4,238	Methode Electronics, Inc.	179,479

	ENERGY-ALTERNATE SOURCES - 0.8%
8,889	TPI Composites, Inc. *	198,580

	ENGINEERING & CONSTRUCTION - 1.4%
2,828	Argan, Inc.	190,183
5,715	Primoris Services Corp.	168,135
		358,318
	ENTERTAINMENT - 2.9%
8,661	Scientific Games Corp. *	397,107
1,394	Vail Resorts, Inc.	317,999
		715,106
	ENVIRONMENTAL CONTROL - 0.7%
7,227	Advanced Disposal Services, Inc. *	182,048

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value

	HEALTHCARE-PRODUCTS - 8.8%
1,337	Bio-Techne Corp.	$161,630
5,134	Genomic Health, Inc. *	164,750
7,629	Globus Medical, Inc. *	226,734
3,554	Masimo Corp. *	307,634
20,026	MiMedx Group, Inc. *	237,909
4,500	Natus Medical, Inc. *	168,750
6,937	Repligen Corp. *	265,826
3,521	ResMed, Inc.	270,976
7,128	Surmodics, Inc. *	220,968
5,108	Varex Imaging Corp. *	172,855
		2,198,032
	HEALTHCARE-SERVICES - 0.8%
4,349	HealthSouth Corp.	201,576

	HOME FURNISHINGS - 1.9%
3,199	American Woodmark Corp. *	307,904
5,474	Select Comfort Corp. *	169,968
		477,872
	HOUSEHOLD PRODUCTS/WARES - 0.7%
1,538	Spectrum Brands Holdings, Inc.	162,905

	HOUSEWARES - 1.0%
4,203	Toro Co.	260,838

	INSURANCE - 0.5%
8,282	Health Insurance Innovations, Inc. *	120,089

	INTERNET - 6.1%
23,525	Endurance International Group Holdings, Inc. *	192,905
3,944	GoDaddy, Inc. *	171,603
23,680	Groupon, Inc. *	123,136
9,212	Match Group, Inc. *	213,626
5,546	Reis, Inc.	99,828
4,788	Shutterstock, Inc. *	159,393
692	Stamps.com, Inc. *	140,234
10,656	Web.com Group, Inc. *	266,400
32,391	Zix Corp. *	158,392
		1,525,517
	LEISURE TIME - 1.4%
3,332	Polaris Industries, Inc.	348,627

	MISCELLANEOUS MANUFACTURING - 3.2%
2,433	Chase Corp.	271,036
10,092	Harsco Corp. *	210,923
15,211	Myers Industries, Inc.	318,670
		800,629
	OIL & GAS - 0.3%
671	Isramco, Inc. *	77,836

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value

	PACKAGING & CONTAINERS - 2.4%
3,293	Berry Global Group, Inc. *	$186,549
2,572	Packaging Corp. of America	294,957
3,596	Silgan Holdings, Inc.	105,830
		587,336
	PHARMACEUTICALS - 7.3%
10,372	Amphastar Pharmaceuticals, Inc. *	185,348
3,491	BioSpecifics Technologies Corp. *	162,401
9,113	Corcept Therapeutics, Inc. *	175,881
12,050	Jounce Therapeutics, Inc. *	187,739
8,375	Nektar Therapeutics *	201,000
3,020	Neurocrine Biosciences, Inc. *	185,066
3,244	Prestige Brands Holdings, Inc. *	162,492
7,010	Supernus Pharmaceuticals, Inc. *	280,400
4,606	USANA Health Sciences, Inc. *	265,766
		1,806,093
	REAL ESTATE - 0.7%
3,440	RMR Group, Inc.	176,644

	RETAIL - 6.1%
5,611	BJ’s Restaurants, Inc. *	170,855
1,584	Buffalo Wild Wings, Inc. *	167,429
4,073	Cheesecake Factory, Inc.	171,555
3,205	Dave & Buster’s Entertainment, Inc. *	168,198
22,531	Francesca’s Holdings Corp. *	165,828
16,606	J. Jill, Inc. *	180,839
6,808	Nordstrom, Inc.	320,997
2,299	RH *	161,666
		1,507,367
	SEMICONDUCTORS - 0.6%
4,010	Synaptics, Inc. *	157,112

	SOFTWARE - 5.0%
7,175	ACI Worldwide, Inc. *	163,447
4,005	Black Knight Financial Services, Inc. *	172,415
4,708	Envestnet, Inc. *	240,108
2,177	Fair Isaac Corp.	305,869
1,594	Jack Henry & Associates, Inc.	163,847
49,268	Planet Payment, Inc. *	211,360
		1,257,046
	TELECOMMUNICATIONS - 0.6%
4,539	GTT Communications, Inc. *	143,659

	TRANSPORTATION - 0.9%
2,160	Landstar System, Inc.	215,244

	TOTAL COMMON STOCKS (Cost $20,956,799)	24,862,395

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value

	SHORT-TERM INVESTMENTS - 0.3%
71,672	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 0.91%**	$71,672
	TOTAL SHORT-TERM INVESTMENTS (Cost $71,672)	71,672

	TOTAL INVESTMENTS IN SECURITIES - 100.1% (Cost $21,028,471) (a)	$24,934,067
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(27,082)
	TOTAL NET ASSETS - 100.0%	$24,906,985

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $21,072,578 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,032,989
Unrealized depreciation	(171,500)
Net unrealized appreciation	$3,861,489

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS
Investment securities:
At cost	$21,028,471
At fair value	$24,934,067
Dividends and interest receivable	9,497
Prepaid expenses and other assets	9,872
TOTAL ASSETS	24,953,436

LIABILITIES
Investment advisory fees payable	15,890
Fees payable to related parties	2,531
Accrued expenses and other liabilities	28,030
TOTAL LIABILITIES	46,451
NET ASSETS	$24,906,985
Composition of Net Assets:
Paid in capital	$23,887,334
Accumulated net investment loss	(148,231)
Accumulated net realized loss from security transactions	(2,737,714)
Net unrealized appreciation on investments	3,905,596
NET ASSETS	$24,906,985

Net Asset Value Per Share:
Class A Shares:
Net Assets	$23,644,486
Shares of beneficial interest outstanding (a)	646,506
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$36.57
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$38.80
Class C Shares:
Net Assets	$1,262,499
Shares of beneficial interest outstanding (a)	37,977
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$33.24

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

INVESTMENT INCOME
Dividends	$245,649
Interest	1,961
Securities lending income - net	56,384
TOTAL INVESTMENT INCOME	303,994

EXPENSES
Investment advisory fees	234,476
Distribution (12b-1) fees:
Class A	55,622
Class C	11,986
Administration fees	63,271
Management services fees	28,529
Compliance officer fees	22,538
Printing and postage expenses	14,896
Non 12b-1 shareholder servicing fees	14,893
Legal Fees	11,420
Audit Fees	11,280
Trustees fees and expenses	8,222
Registration fees	8,112
Custodian fees	5,519
Insurance expense	117
Other expenses	1,817
TOTAL EXPENSES	492,698

Less: Fees waived by the Manager	(19,282)
NET EXPENSES	473,416
NET INVESTMENT LOSS	(169,422)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	1,160,437
Net change in unrealized appreciation on investments	2,994,126

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	4,154,563

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,985,141

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment loss	$(169,422)	$(91,816)
Net realized gain (loss) from investments	1,160,437	(3,749,267)
Net realized gain from redemptions in kind	—	439,852
Net change in unrealized appreciation on investments	2,994,126	4,578,666
Net increase in net assets resulting from operations	3,985,141	1,177,435

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	241,593	1,615,908
Class C	4,954	16,940
Payments for shares redeemed:
Class A	(1,883,753)	(5,709,429)
Class C	(119,061)	(441,230)
Net decrease in net assets from shares of beneficial interest	(1,756,267)	(4,517,811)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,228,874	(3,340,376)

NET ASSETS
Beginning of Year	22,678,111	26,018,487
End of Year *	$24,906,985	$22,678,111
* Includes accumulated net investment loss of:	$(148,231)	$(53,460)

SHARE ACTIVITY
Class A:
Shares Sold	7,368	56,594
Shares Redeemed	(57,005)	(199,525)
Net decrease in shares of beneficial interest outstanding	(49,637)	(142,931)

Class C:
Shares Sold	164	676
Shares Redeemed	(4,017)	(16,672)
Net decrease in shares of beneficial interest outstanding	(3,853)	(15,996)

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014	September 30, 2013
Net asset value, beginning of year	$30.88	$29.15	$35.83	$34.11	$27.73
Activity from investment operations:
Net investment income (loss) (1)	(0.23)	(0.10)	0.06	(0.26)	(0.10)
Net realized and unrealized gain (loss) on investments	5.92	1.83	(2.53)	5.59	6.48
Total from investment operations	5.69	1.73	(2.47)	5.33	6.38
Less distributions from:
Return of Capital	—	—	(0.93)	—	—
Net realized gains	—	—	(3.28)	(3.61)	—
Total distributions	—	—	(4.21)	(3.61)	—
Net asset value, end of year	$36.57	$30.88	$29.15	$35.83	$34.11
Total return (2)	18.43%	5.93%	(8.55)%	16.02%	23.01	% (3)
Net assets, at end of year (000s)	$23,644	$21,495	$24,462	$33,539	$32,712
Ratio of gross expenses to average net assets (4)(6)	2.06%	2.09%	1.82%	1.78%	1.95%
Ratio of net expenses to average net assets after reimbursement or recapture (5)(6)	1.98%	1.98%	1.87%	1.78%	1.90%
Ratio of net investment income (loss) to average net assets (6)(7)	(0.68)%	(0.34)%	0.18%	(0.73)%	(0.33)%
Portfolio Turnover Rate	150%	171%	166%	622%	789%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.9%.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class A shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014	September 30, 2013
Net asset value, beginning of year	$28.28	$26.91	$33.60	$32.42	$26.55
Activity from investment operations:
Net investment loss (1)	(0.44)	(0.30)	(0.19)	(0.50)	(0.31)
Net realized and unrealized gain (loss) on investments	5.40	1.67	(2.29)	5.29	6.18
Total from investment operations	4.96	1.37	(2.48)	4.79	5.87
Less distributions from:
Return of Capital	—	—	(0.93)	—	—
Net realized gains	—	—	(3.28)	(3.61)	—
Total distributions	—	—	(4.21)	(3.61)	—
Net asset value, end of year	$33.24	$28.28	$26.91	$33.60	$32.42
Total return (2)	17.57%	5.09%	(9.21)%	15.12%	22.11	% (3)
Net assets, at end of year (000s)	$1,262	$1,183	$1,556	$2,164	$2,338
Ratio of gross expenses to average net assets (4)(6)	2.81%	2.84%	2.57%	2.53%	2.70%
Ratio of net expenses to average net assets after reimbursement or recapture (5)(6)	2.73%	2.73%	2.62%	2.53%	2.65%
Ratio of net investment loss to average net assets (6)(7)	(1.43)%	(1.12)%	(0.59)%	(1.47)%	(1.08)%
Portfolio Turnover Rate	150%	171%	166%	622%	789%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.0%.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class C shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(6)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of forty-two series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund. The Fund’s Class A shares commenced operations on November 6, 1995. The Fund’s Class C shares commenced operations on October 7, 2005. Prior to October 7, 2005, the shares of the Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Class A shares. The Fund’s investment objective is capital appreciation.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a)       Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “Underlying Funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the Underlying Funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees of the Trust (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2017, for the Fund’s assets and liabilities measured at fair value:

Assets

Security
Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$24,862,395	$—	$—	$24,862,395
Short-Term Investments	71,672	—	—	71,672
Total	$24,934,067	$—	$—	$24,934,067

(a)	As of and during the year ended September 30, 2017, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers into and out of any Level during the current year presented. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period. Refer to the Schedule of Investments for industry classification.

b)        Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended September 30, 2017 the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2017, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Fund’s 2017 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns are presently in progress.

c)        Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

d)        Multiple Class Allocations – Income, non-class specific expenses and realized or unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e)        Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

f)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)        Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)        Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2017, there were no CDSC fees paid.

i)        Security Loans – The Fund has entered into a securities lending agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Fund receives compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. There were no securities on loan as of the year ended September 30, 2017.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales (a)
$34,753,860	$36,260,330

(a)	The Fund may participate in a program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of the other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow. When covering net sales for the Fund, ReFlow normally utilizes Redemptions In-Kind.

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust, with respect to the Fund has entered into an investment advisory agreement (“Advisory Agreement”) with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisory Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). For the year ended September 30, 2017, investment advisory fees of $234,476 were incurred by the Fund.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.98% and 2.73% of Class A and Class C of the Fund’s average daily net assets through January 31, 2018. This expense cap may not be terminated prior to this date except by the Board. For the year ended September 30, 2017, the Manager waived Advisory Fees and/or reimbursed expenses in the amount of $19,282. Expenses reimbursed and/or fees reduced by the Advisor may be recaptured by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit. As of September 30, 2017, the manager may recapture $27,365 before September 30, 2019 and $19,282 before September 30, 2020, subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2017, the Fund incurred $28,529 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Empiric Distributor acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Empiric Distributor received $32,806 in brokerage commissions from the Fund for the year ended September 30, 2017. Certain Officers and/or employees of the Advisor have an affiliation with Empiric Distributor. For the year ended September 30, 2017, Empiric Distributor, an affiliated broker, received $0 in underwriter commissions from the sale of shares of the Empiric 2500 Fund.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. For the year ended September 30, 2017, the Fund incurred $22,538 for such fees.

The Independent Trustees are paid $120,000 per year. The Lead Independent Trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year. The fees paid to the Trustees are paid in fund shares.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and the Advisor for distribution related expenses.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(4)	TAX COMPONENTS OF CAPITAL

The fund did not have distributions for the years ended September 30, 2017 and September 30, 2016.

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(148,231)	$(2,693,607)	$—	$3,861,489	$1,019,651

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized losses and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $148,231.

At September 30, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$2,350,962	$342,645	$2,693,607

Permanent book and tax differences, primarily attributable to net operating losses and tax adjustments for C-Corporation return of capital distributions, resulted in reclassification for the year ended September 30, 2017 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(78,342)	$74,651	$3,691

(5)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of Empiric 2500 Fund

We have audited the accompanying statement of assets and liabilities of Empiric 2500 Fund, a series of shares of beneficial interest in Mutual Fund Series Trust, (the “Fund”) including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Empiric 2500 Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 28, 2017

Empiric 2500 Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/17	9/30/17	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Class A	$1,000.00	$1,096.60	$10.41	1.98%
Class C	1,000.00	1,092.70	14.32	2.73

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/17	9/30/17	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Class A	$1,000.00	$1,015.14	$10.00	1.98%
Class C	1,000.00	1,011.38	13.77	2.73

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Empiric 2500 Fund
ADDITIONAL INFORMATION (Unaudited)
September 30, 2017

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Empiric 2500 Fund
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2017

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	54	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust, 2016 to present

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	41	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	41	Variable Insurance Trust since 2010

Empiric 2500 Fund
TRUSTEES AND OFFICERS (Unaudited) (Continued)
September 30, 2017

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006-present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 -Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016;	41	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 -2012.	N/A	N/A

Aaron Smith 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017	2016
Empiric 2500 Fund	10,250	10,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017	2016
Empiric 2500 Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2017 and 2016 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2017 and 2016 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Principal Financial Officer/Treasurer
Date: November 29, 2017